Exhibit 99.2

1 INVESTOR CALL 4Q 2023 January 23, 2024, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 197280 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (5) changes in management’s plans for the future; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of SmartFinancial’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (14) potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio; (viii) tangible common equity; (ix) average tangible common equity; (x) tangible book value; (xi) operating pre-provision net revenue earnings; (xii) operating noninterest income; (xiii) operating noninterest expense; (xiv) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating revenue includes the earnings from net interest income and operating noninterest income (Non-GAAP). Operating earnings excludes the following from net income: securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholders’ equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-provision, net-revenue earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true-up expenses. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

SMARTBANK 2023: *A YEAR IN REVIEW*

SmartFinancial

$ in Millions, except per share data

FINANCIAL HIGHLIGHTS:

BALANCE SHEET / NON-GAAP REVENUE METRICS:

		2021Y	2022Y	2023Y	'21 -'23 CAGR[3]
BALANCE SHEET STRENGTH DESPITE TURBULENT 2023 OPERATING ENVIRONMENT	Total Loans and Leases (Excl. HFS & PPP)	$ 2,641.1	$ 3,253.6	$ 3,444.5	14%
	Annual Net Balance Loan Growth	547.8	612.5	190.8	
	Total Deposits	4,021.9	4,077.1	4,267.9	3%
	Loan / Deposit Ratio	66%	80%	81%	
PPNR CHALLENGED BY AGGRESSIVE RATE ENVIRONMENT	Operating Revenue[1]	137.3	165.1	159.2	8%
	Operating PPNR Earnings[1]	49.6	59.3	47.1	(3%)
NII IMPROVEMENT INITIATIVES BOLSTER EARNINGS	Operating Noninterest Income[1]	23.9	27.6	29.1	10%
	Operating Noninterest Income (Excl. Mtg. Bking)[1]	19.9	26.0	28.1	19%

NON-GAAP PERFORMANCE METRICS:

		2021Y	2022Y	2023Y	'21 -'23 CAGR[3]
PROFITABILITY UNDER PRESSURE DURING 2023; 2024 RECOVERY UNDERWAY	Operating Return on Average Assets[1]	0.98%	0.92%	0.72%	
	Operating Return on Average Tang. Common Equity[1]	12.8%	13.7%	10.3%	
	Operating Efficiency Ratio[1]	63.6%	63.8%	70.3%	
ANOTHER YEAR OF TANGIBLE BOOK VALUE GROWTH	Diluted Operating Earnings Per Share[1]	$ 2.39	$ 2.57	$ 2.03	(8%)
	Tangible Book Value Per Share (Excl. AOCI)[1,2]	$ 19.17	$ 21.18	$ 22.29	8%

OPERATIONAL ACHIEVEMENTS:

- SMARTBANK VOTED TOP WORKPLACE FOR 7TH YEAR IN A ROW
- CHIEF BANKING OFFICER POSITION ADDED IN FOURTH QUARTER 2023
- NEW DEPOSIT, LOAN AND MORTGAGE OPERATIONS MANAGEMENT
- SMARTFINANCIAL (SMBK) LISTING CHANGED TO NYSE
- TREASURY MANAGEMENT PRODUCT SUITE REDESIGN
- ENHANCED CUSTOM PROFITABILITY SYSTEM IMPLEMENTED

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
2) AOCI: Accumulated Other Comprehensive Income
3) CAGR: Compound Annualized Growth Rate

3

QUARTERLY HIGHLIGHTS: *FOURTH QUARTER 2023*

SmartFinancial

$0.41
Diluted Operating EPS[1]

$4.8
Billion in Total Assets

6.2%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1,4]

8.1%
QoQ Annualized Organic Loan[3] Growth

0.57%
Operating Return on Average Assets[1]

2.0%
QoQ Annualized Deposit Growth

8.0%
Operating Return Average Tang. Common Equity[1]

81%
Loan / Deposit Ratio

73%
Operating Efficiency Ratio[1]

0.20%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.77
$0.76
$0.12
$0.43
$0.37
$0.41
4Q22
3Q23
4Q23
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$25.59
$21.18
$19.09
$26.28
$21.95
$19.94
$27.07
$22.29
$20.76
4Q22
3Q23
4Q23
BV Per Share
TBV Per Share 1
AOCI Impact 1,4

Return on Average Assets



1.11%
1.10%
0.17%
0.60%
0.52%
0.57%
4Q22
3Q23
4Q23
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



16.7%
16.5%
2.4%
8.5%
7.2%
8.0%
4Q22
3Q23
4Q23
GAAP ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 12/31/23
1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *AOCI: Accumulated Other Comprehensive Income*

4

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.8
Billion in Total Assets

$3.4
Billion in Total Loans

$4.3
Billion in Total Deposits

42
Total Branches



Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Pensacola
Panama City
Tallahassee
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Voted Top Workplace, 7 years in a row![1]



TOP
WORK
PLACES
2023
knox news.
2022

Balance sheet and branch count represent 6/30/23 balances
1) Knox News Sentinel Top Workplaces survey

5

\ $2.0 $2.1 $2.4 $2.4 $2 $2 $2 $2 $2 $2 $2 12/31/20 12/31/21 12/31/22 12/31/23 SMBK Loans $2.5 $3.5 $3.4 $3.4 $- $1 $1 $2 $2 $3 $3 $4 $4 $5 12/31/20 12/31/21 12/31/22 12/31/23 SMBK Deposits $0.4 $0.6 $0.9 $1.1 $- $0 $0 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 12/31/23 SMBK Loans $0.3 $0.5 $0.7 $0.9 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 12/31/23 SMBK Deposits SmartBank Branch Offices Expanding Market Area Legacy Market Area Urban area Density MARKET AREA: TARGETING INDUSTRY RICH GROWTH MARKETS 6 ► Total Population: 2.8 Million ► Total Deposits: $70 Billion ► Median Income: $64 Thousand Legacy Markets 1) Legacy Markets include Chattanooga, TN, Clarke, AL, Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN, Huntsville, AL, Knoxville, TN, Sevierville, TN, Tullahoma, TN and Tuscaloosa, AL MSAs 2) Expanding Markets include Auburn, AL, Birmingham, AL, Dothan, AL, Fairhope, AL, Fort Walton/Destin, FL, Montgomery, AL, Mobile, AL, Nashville, TN, Panama City, FL, Pensacola, FL and Tallahassee, FL Source: S&P Market Intelligence; https://www.forbes.com/best-places-for-business Note: Expanding and Legacy market statistics based on the weighted average of the MSAs included in each area based on population; Legacy market area includes settlement and corporate balances Expanding Markets ► Total Population: 6.0 Million ► Total Deposits: $207 Billion ► Median Income: $69 Thousand Legacy Markets1 : Strong Relationships / Deep Market Penetration Expanding Markets2 : Building Talent / Growing Brand Awareness Forbes Top 200 Best Places for Business and Careers Knoxville: #86 Huntsville: #93 Chattanooga: #116 Mobile: #184 Forbes Top 200 Best Places for Business and Careers Nashville: #15 Tallahassee: #103 Pensacola: #105 Birmingham: #165 Montgomery: #191 CAGR: 6% $ in Billions, unless otherwise indicated CAGR: 11% CAGR: 39% CAGR: 43%

$1,775 $1,897 $2,382 $2,693 $3,254 $3,282 $3,338 $3,379 $3,444 5.20% 5.39% 5.52% 5.61% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23 3Q23 4Q23 7 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 14% Since 2018 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth 24% 23% 23% 23% 23% 27% 27% 26% 26% 27% 17% 17% 18% 18% 19% 12% 12% 12% 11% 9% 18% 18% 19% 19% 19% $3,254 $3,282 $3,338 $3,379 $3,444 4Q22 1Q23 2Q23 3Q23 4Q23 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other

1-4 Family (NOO) 24% Resi/Comm Land Dev. 11% Resi/Comm Land 15% CRE (OO) 18% CRE (NOO) 12% Multifamily 21% Hotel & Hospitality 33% Retail Space 13% Office Space 12% Misc. 10% 8 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Closely Monitored with No Concentration Concerns 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding principal balance shown $949 Million2 - 28% of Total Loans $328 Million2 - 10% of Total Loans Office Space Portfolio Loan Average: $1.3 Million / 1.75x DCR / 56% LTV

$4,808 $5,021 $5,712 $5,881 $9,735 0.10% 0.11% 0.12% 0.12% 0.20% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 4Q22 1Q23 2Q23 3Q23 4Q23 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 299% 287% 285% 285% 280% 94% 88% 88% 83% 72% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 4Q22 1Q23 2Q23 3Q23 4Q23 CRE Loans / Capital C&D Loans / Capital $6,744 $8,343 $8,438 $9,094 $13,828 0.21% 0.25% 0.25% 0.27% 0.40% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 4Q22 1Q23 2Q23 3Q23 4Q23 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.22% 0.26% 0.26% 0.31% 0.37% 0.03% 0.03% -0.01% 0.04% 0.04% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 4Q22 1Q23 2Q23 3Q23 4Q23 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $23,334 $32,279 $32,747 $33,687 $35,066 0.72% 0.98% 0.98% 1.00% 1.02% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for Credit Losses (ACL) ACL / Loans HFI 9 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

26% 23% 24% 22% 21% 24% 23% 22% 23% 24% 39% 42% 41% 42% 42% 11% 12% 13% 13% 13% $4,077 $4,230 $4,200 $4,247 $4,268 4Q22 1Q23 2Q23 3Q23 4Q23 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $1,922 $2,047 $2,805 $4,022 $4,077 $4,230 $4,200 $4,247 $4,268 1.56% 1.89% 2.20% 2.35% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23 3Q23 4Q23 $3,444 10 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 81% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Overall Stability Despite Some Mix Shift

$270 $157 $2 $34 $19 $68 $43 $67 $33 $2 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs $110 $60 $16 $11 $9 $11 $11 $11 24% 27% 30% 33% $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 0% 10% 20% 30% 40% 50% 60% Q1 '24 Q3 '24 Q1 '25 Q3 '25 Quarterly Principal Cumulative Principal Returned as % of Total 11 SECURITIES DETAIL: SIGNIFICANT CASHFLOW RETURN 1H ‘24 $ in Millions, unless otherwise indicated Portfolio Summary Principal Cashflow Schedule ~$170 Million Maturing by Q2 ‘24 Portfolio Mix by Par Value Risk Adverse Portfolio Designed for Liquidity $720 Million Book Value 2.73% Book Yield ($51) Million Unrealized Loss • ($32) Million in Available-for-Sale Securities (AFS) • ($19) Million in Held-to-Maturity (HTM) 4.7 Year Average Life 3.2 Year Effective Duration 62% / 38% (AFS / HTM)

12 REPRICING SCHEDULE: YIELD ENHANCEMENT ON HORIZON $109 Million in Fixed Rate Loans Yielding 5.49% Maturing by 2024 Year End $114 Million in Adjustable-Rate Loans Yielding 5.88% Maturing or Repricing by 2024 Year End $806 Million in Variable Floating Rate Loans Yielding 7.86% Repricing Monthly $196 Million in Investment Portfolio Principal Cash Flow Yielding 2.00% Returning by 2024 Year End FYE 2026 & ($ in millions) 1Q24 2Q24 3Q24 4Q24 2025 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 35 $ 18 $ 30 $ 26 $ 181 $ 1,700 Weighted Average Yield 5.97% 5.31% 5.36% 5.13% 4.43% 4.53% Adjustable Rate Loans $ 22 $ 45 $ 21 $ 25 $ 57 $ 477 Weighted Average Yield 6.87% 4.86% 6.63% 6.20% 4.95% 4.82% Investment Cashflow Schedule: Principal Cashflow $ 110 $ 60 $ 16 $ 11 $ 42 $ 459 Yield Roll-Off 1.52% 2.00% 3.73% 4.43% 3.54% 3.01%

106% 97% Peer Average SMBK 90% 81% Peer Average SMBK 13 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window and Bank Term Funding Program borrowing capacity shown as of December 31, 2023 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Ample Access to a Variety of Funding Robust Liquidity on Hand $1.5 Billion in Untapped Liquidity Sources $632 Million in On-Balance Sheet Liquidity 1.4x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $352 $0 $352 Unpledged Securities 280 0 280 Available Sources of Liquidity: Fed Funds 98 0 98 FHLB 574 104 470 FRB 283 0 283 HC LoC 35 8 27 Total Liquidity $1,622 $112 $1,510 2

4Q22 1Q23 2Q23 3Q23 4Q23 Cash Yield 3.81% 4.77% 4.02% 5.26% 5.52% Sec. Yield (AFS/HTM)1 2.15% 2.11% 2.30% 2.35% 2.79% Loans (less Accr. & Fees) 4.81% 5.20% 5.39% 5.52% 5.61% Loan Accr. & Fees 0.24% 0.37% 0.12% 0.10% 0.07% Loan Yield (incl. Accr. & Fees) 5.05% 5.57% 5.51% 5.61% 5.68% IE Asset Yield 4.41% 4.88% 4.82% 4.99% 5.22% NIM (FTE) 3.51% 3.31% 2.93% 2.81% 2.86% $266 $307 $239 $400 $352 $770 $845 $824 $667 $690 16.6% 17.7% 17.4% 13.9% 14.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1, 000 $1, 200 4Q22 1Q23 2Q23 3Q23 4Q23 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $37,612 $35,982 $31,575 $31,006 $31,517 $6,981 $6,925 $7,130 $7,492 $7,579 $44,593 $42,907 $38,705 $38,498 $39,096 3.51% 3.31% 2.93% 2.81% 2.86% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 14 LIQUIDITY MANAGEMENT: NAVIGATING MARGIN PRESSURE Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

INTEREST RATE SENSITIVITY

SmartFinancial

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$2.0 Billion Fixed Rate Loans

$1.4 Billion Variable Rate Loans

- **$829** Million Short-Term Variable Rate (Resetting within 1 - 3 Months)
- **$626** Million Long-Term Variable Rate (Resets > 3 Months)



$1,990
58%
$626
18%
$829
24%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$8,047 , 6.3%
$4,965 , 3.9%
$(4,725), -3.7%
Shock -200bps
Shock -100bps
Shock +100bps



Interest Income % Change
$4,502 , 3.5%
$2,151 , 1.7%
$(3,637), -2.9%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) *Based on 12-month static rate shock and ramp analysis as of 12/31/23. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results*

15

$6,981 $6,925 $7,130 $7,492 $7,579 4Q22 1Q23 2Q23 3Q23 4Q23 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 16 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

61% 64% 71% 74% 73% 4Q22 1Q23 2Q23 3Q23 4Q23 Operating Efficiency Ratio $27,461 $27,529 $27,410 $28,406 $28,770 4Q22 1Q23 2Q23 3Q23 4Q23 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 17 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

7.1% 7.2% 7.3% 7.2% 7.5% 4Q22 1Q23 2Q23 3Q23 4Q23 9.7% 10.0% 10.1% 10.1% 10.2% 4Q22 1Q23 2Q23 3Q23 4Q23 8.0% 7.9% 8.2% 8.1% 8.3% 4Q22 1Q23 2Q23 3Q23 4Q23 11.4% 11.8% 11.9% 11.9% 11.9% 4Q22 1Q23 2Q23 3Q23 4Q23 $14.64 $16.82 $17.92 $19.26 $19.09 $20.76 $14.84 $16.80 $17.77 $19.17 $21.18 $22.29 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2018Y 2019Y 2020Y 2021Y 2022Y 4Q23 TBV Per Share Adj. TBV Per Share (Ex. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 18 Note: Capital ratio data as of the most recent period ended 12/31/23 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $7.45 TBVPS1 Created 2018 – 2023 (Excluding Accumulated Other Comprehensive Income) $0.08 2023 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 19 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 20

INCOME STATEMENT: *DETAILED FOURTH QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	4Q23	3Q23	4Q22	4Q23 vs. 3Q23 % Chg.	4Q23 vs. 4Q22 % Chg.
Net Interest Income	$ 31,517	$ 31,006	$ 37,612	2%	(16%)
Provision for Loan & Lease losses	1,571	795	788		
Noninterest Income	7,579	691	7,125	997%	6%
Noninterest Expense	29,695	28,516	27,416	4%	8%
Income Tax Expense	1,640	319	3,529		
Net Income (GAAP)	$ 6,190	$ 2,067	$ 13,004	199%	(52%)
Non-GAAP Reconciliations					
Noninterest Income	-	6,801	(144)		
Noninterest Expense	925	110	(45)		
Income Tax Effect Of Adjustments	(239)	(1,785)	49		
Operating Earnings (Non-GAAP)	$ 6,876	$ 7,193	$ 12,864	(4%)	(47%)
Operating PPNR Earnings (Non-GAAP)	$ 10,326	$ 10,092	$ 17,132	2%	(40%)

Non-GAAP Performance Metrics	4Q23	3Q23	4Q22	4Q23 vs. 3Q23 % Chg.	4Q23 vs. 4Q22 % Chg.
Diluted Operating Earnings Per Share	$ 0.41	$ 0.43	$ 0.76	(4%)	(47%)
Tangible Book Value Per Common Share	$ 20.76	$ 19.94	$ 19.09	4%	9%
Operating Return on Average Assets	0.57%	0.60%	1.10%		
Operating PPNR Return on Average Assets	0.86%	0.84%	1.46%		
Operating Return on Average Tang. Common Equity	8.0%	8.5%	16.5%		
Operating Efficiency Ratio	73.4%	73.6%	61.4%		

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding

21

NON-GAAP RECONCILIATION

$ in Thousands, unless otherwise indicated

	2023Y	2022Y	2021Y	4Q23	3Q23	2Q23	1Q23	4Q22
Operating Earnings								
Net Income (GAAP)	$ 28,593	$ 43,022	$ 34,790	$ 6,190	$ 2,067	$ 8,836	$ 11,500	$ 13,004
Noninterest Income:								
Securities (Gains) Losses	6,801	(144)	(45)	-	6,801	-	-	(144)
Noninterest Expenses:								
Donation of a Former Branch Location	250	-	-	250	-	-	-	-
Accruals For Pending Litigation	675	-	-	675	-	-	-	-
Merger Related And Restructuring Expenses	110	562	3,701	-	110	-	-	(45)
Income Taxes:								
Income Tax Effect Of Adjustments	(2,024)	(108)	(944)	(239)	(1,785)	-	-	49
Operating Earnings (Non-GAAP)	$ 34,405	$ 43,332	$ 37,502	$ 6,876	$ 7,193	$ 8,836	$ 11,500	$ 12,864
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 2.05	$ 2.59	$ 2.41	$ 0.41	$ 0.43	$ 0.53	$ 0.69	$ 0.77
Diluted	2.03	2.57	2.39	0.41	0.43	0.52	0.68	0.76
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 22,325	$ 27,715	$ 23,949	$ 7,579	$ 691	$ 7,130	$ 6,925	$ 7,125
Securities (Gains) Losses	6,801	(144)	(45)	-	6,801	-	-	(144)
Operating Noninterest Income (Non-GAAP)	$ 29,126	$ 27,571	$ 23,904	$ 7,579	$ 7,492	$ 7,130	$ 6,925	$ 6,981
Mortgage Banking Income	(1,040)	(1,552)	(4,040)	(227)	(309)	(332)	(172)	(77)
Operating Noninterest Income Excluding Mtg. Banking (Non-GAAP)	$ 28,086	$ 26,019	$ 19,864	$ 7,352	$ 7,183	$ 6,798	$ 6,753	$ 6,904
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 113,150	$ 106,290	$ 91,391	$ 29,695	$ 28,516	$ 27,410	$ 27,529	$ 27,416
Donation of a Former Branch Location	(250)	-	-	(250)	-	-	-	-
Accruals For Pending Litigation	(675)	-	-	(675)	-	-	-	-
Merger Related And Restructuring Expenses	(110)	(562)	(3,701)	-	(110)	-	-	45
Operating Noninterest Expense (Non-GAAP)	$ 112,115	$ 105,728	$ 87,690	$ 28,770	$ 28,406	$ 27,410	$ 27,529	$ 27,461
Operating Revenue								
Net Interest Income (GAAP)	$ 130,080	$ 137,501	$ 113,394	$ 31,517	$ 31,006	$ 31,575	$ 35,982	$ 37,612
Operating Noninterest Income (Non-GAAP)	29,126	27,571	23,904	7,579	7,492	7,130	6,925	6,981
Operating Revenue (Non-GAAP)	159,206	165,072	137,298	39,096	38,498	38,705	42,907	44,593
Operating Pre-Provision, Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 159,206	$ 165,072	$ 137,298	$ 39,096	$ 38,498	$ 38,705	$ 42,907	$ 44,593
Operating Noninterest Expense (Non-GAAP)	(112,115)	(105,728)	(87,690)	(28,770)	(28,406)	(27,410)	(27,529)	(27,461)
Operating PPNR Earnings (Non-GAAP)	$ 47,091	$ 59,344	$ 49,608	$ 10,326	$ 10,092	$ 11,295	$ 15,378	$ 17,132
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	0.72%	0.92%	0.98%	0.57%	0.60%	0.75%	0.97%	1.10%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	0.99%	1.27%	1.29%	0.86%	0.84%	0.96%	1.30%	1.46%
Return On Average Tangible Common Equity (Non-GAAP)[3]	8.55%	13.60%	11.84%	7.18%	2.43%	10.57%	14.45%	16.65%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	7.77%	10.24%	9.67%	6.07%	6.41%	7.98%	10.79%	12.15%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	10.29%	13.69%	12.77%	7.98%	8.46%	10.57%	14.45%	16.47%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	74.24%	64.33%	66.54%	75.95%	89.96%	70.82%	64.16%	61.28%
Adjustment For Taxable Equivalent Yields	(0.18%)	(0.26%)	(0.29%)	(0.18%)	(0.27%)	(0.18%)	(0.14%)	(0.22%)
Adjustment For Securities (Gains) Losses	(3.17%)	0.06%	(0.02%)	-	(15.89%)	-	-	0.20%
Adjustment For Donation of a Former Branch Location	(0.16%)	-	-	(0.64%)	-	-	-	-
Adjustment For Accruals For Pending Litigation	(0.44%)	-	-	(1.72%)	-	-	-	-
Adjustment For Merger Expenses	(0.03%)	(0.34%)	(2.64%)	-	(0.20%)	-	-	0.10%
Operating Efficiency Ratio (Non-GAAP)	70.26%	63.79%	63.59%	73.41%	73.60%	70.64%	64.02%	61.36%

1. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
2. *Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.*
3. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
4. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
5. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

22

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	4Q23	3Q23	2Q23	1Q23	4Q22
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 459,886	$ 446,652	$ 444,847	$ 443,399	$ 432,452
Less Goodwill And Other Intangible Assets	107,148	107,792	108,439	109,114	109,772
Tangible Common Equity (Non-GAAP)	$ 352,738	$ 338,860	$ 336,408	$ 334,285	$ 322,680
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 449,526	$ 445,432	$ 444,283	$ 432,382	$ 420,037
Less Goodwill And Other Intangible Assets	107,551	108,194	108,851	109,537	110,206
Average Tangible Common Equity (Non-GAAP)	$ 341,975	$ 337,238	$ 335,432	$ 322,845	$ 309,831
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 27.07	$ 26.28	$ 26.16	$ 26.08	$ 25.59
Adjustment Due To Goodwill And Other Intangible Assets	(6.31)	(6.34)	(6.38)	(6.42)	(6.50)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 20.76	$ 19.94	$ 19.78	$ 19.66	$ 19.09
Tangible Common Equity To Tangible Assets:					
Total Assets (GAAP)	$ 4,829,387	$ 4,797,171	$ 4,745,800	$ 4,769,805	$ 4,637,498
Less Goodwill And Other Intangibles	107,148	107,792	108,439	109,114	109,772
Tangible Assets (Non-GAAP)	$ 4,722,239	$ 4,689,379	$ 4,637,361	$ 4,660,691	$ 4,527,726
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.47%	7.23%	7.25%	7.17%	7.13%

	4Q23	3Q23	2Q23	1Q23	4Q22
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 459,886	$ 446,652	$ 444,847	$ 443,399	$ 432,452
Less Goodwill And Other Intangible Assets	107,148	107,792	108,439	109,114	109,772
Tangible Common Equity (Non-GAAP)	$ 352,738	$ 338,860	$ 336,408	$ 334,285	$ 322,680
Less Adjustment Due to AOCI (Loss)	(25,907)	(34,156)	(35,017)	(28,620)	(35,324)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 378,645	$ 373,016	$ 371,425	$ 362,905	$ 358,004
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 27.07	$ 26.28	$ 26.16	$ 26.08	$ 25.59
Adjustment Due To Goodwill And Other Intangible Assets	(6.31)	(6.34)	(6.38)	(6.42)	(6.50)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 20.76	$ 19.94	$ 19.78	$ 19.66	$ 19.09
Less Adjustment Due to AOCI (Loss)	(1.52)	(2.01)	(2.06)	(1.68)	(2.09)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 22.29	$ 21.95	$ 21.84	$ 21.34	$ 21.18

	2022Y	2021Y	2020Y	2019Y	2018Y
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 432,452	$ 429,430	$ 357,168	$ 312,747	$ 283,011
Less Goodwill And Other Intangible Assets	109,772	105,852	86,471	77,193	79,034
Tangible Common Equity (Non-GAAP)	$ 322,680	$ 323,578	$ 270,697	$ 235,554	$ 203,977
Less Adjustment Due to AOCI (Loss)	(35,324)	1,443	2,183	168	(2,765)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 358,004	$ 322,135	$ 268,514	$ 235,386	$ 206,742
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 25.59	$ 25.56	$ 23.64	$ 22.33	$ 20.31
Adjustment Due To Goodwill And Other Intangible Assets	(6.50)	(6.30)	(5.72)	(5.51)	(5.67)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.09	$ 19.26	$ 17.92	$ 16.82	$ 14.64
Less Adjustment Due to AOCI (Loss)	(2.09)	0.09	0.14	0.01	(0.20)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 21.18	$ 19.17	$ 17.77	$ 16.80	$ 14.84

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*
2. *Totals may not add due to rounding*

23

CONTACT 24 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

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